SUMMARY PROSPECTUS OCTOBER 1, 2016, as supplemented October 25, 2016

PROSHARES MANAGED FUTURES STRATEGY ETF

FUT LISTED ON BATS BZX EXCHANGE, INC.

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated October 1, 2016, and Statement of Additional Information, dated October 1, 2016, and as each hereafter may be supplemented, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProShares.com/resources/prospectus_reports.html; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com. The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

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PROSHARES.COM	MANAGED FUTURES STRATEGY ETF ::	3

Investment Objective

ProShares Managed Futures Strategy ETF (the “Fund”) seeks to provide positive returns that are not directly correlated to broad equity or fixed income markets.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.01%

Total Annual Fund Operating Expenses	0.76%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$78	$243

The Fund pays transaction costs associated with the purchase and sale of securities. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities, or through the Subsidiary (as defined below) when it buys and sells futures contracts and other instruments (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the period from February 17, 2016 (the Fund’s inception date) to May 31, 2016, the Fund’s portfolio turnover rate was 0% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange traded fund (“ETF”) that seeks to achieve positive returns that are not directly correlated to broad equity or fixed income markets. The Fund uses the S&P® Strategic Futures Index as a performance benchmark (the “Benchmark”). The Benchmark seeks to capture the economic benefit from trends (in either direction) in the physical commodities, interest rates and currencies markets by taking long or short positions in related futures contracts. While the Fund generally will seek exposure to the commodity and financial markets included in the Benchmark, the Fund is not an index tracking

ETF and will seek to enhance its performance by actively selecting investments with varying maturities from the underlying components of the Benchmark. There can be no assurance that the Fund’s performance will be positive or that its performance will exceed the performance of the Benchmark at any time. The Benchmark was formed in August 2014. Accordingly, the Benchmark has limited historical performance.

Under normal market conditions, the Fund invests in a portfolio of commodity futures contracts (“Commodity Futures Contracts”) and currency and U.S. Treasury futures contracts (“Financial Futures Contracts”) (collectively, “Futures Contracts”). The Fund attempts to capture the economic benefit derived from rising and declining trends based on the price changes of these Futures Contracts. Each month, each Futures Contract will generally be positioned long if it is experiencing a positive price trend or short if it is experiencing a negative price trend. This positioning is based on a comparison of the recent returns of each Futures Contract with such contract’s seven-month weighted moving average return. If the returns are greater than or equal to the seven-month weighted moving average return, the Futures Contract is positioned “long.” To be “long” means to hold or have long exposure to an asset with the expectation that its value will increase over time. If the returns are below the seven-month weighted moving average return, the Futures Contract is positioned “short.” To be “short” means to sell or have short exposure to an asset with the expectation that it will fall in value. The Fund will benefit if it is long an asset that increases in value or is short an asset that decreases in value. Conversely, the Fund will be adversely impacted if it is long an asset that decreases in value or short an asset that increases in value.

The Fund will also hold cash or cash equivalents such as U.S. Treasury securities or other high credit quality, short-term fixed-income or similar securities (such as shares of money market funds and collateralized repurchase agreements) for direct investment or as collateral for Futures Contracts. The Fund may also invest up to 100% of its assets in any of these types of cash or cash equivalent instruments.

The Fund will not invest directly in Commodity Futures Contracts. The Fund expects to gain exposure to these investments by investing a portion of its assets in the ProShares Cayman Portfolio I, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by ProShare Advisors, the Fund’s investment advisor. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets in accordance with applicable rules and regulations. The Subsidiary has the same investment objective as the Fund. The Fund will invest up to 25% of its total assets in the Subsidiary. Except as otherwise noted, references to the Fund’s investment strategies and risks include the investment strategies and risks of the Subsidiary.

The following Futures Contracts are included in the Benchmark as of August 31, 2016: Light Crude; Heating Oil; RBOB Gas; Natural

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Gas; Copper; Gold; Silver; Lean Hogs; Live Cattle; Corn; Soybeans; Wheat; Coffee; Cocoa; Sugar; Cotton; Australian Dollar; British Pound; Canadian Dollar; Euro; Japanese Yen; Swiss Franc; U.S. Treasury Notes; and U.S. Treasury Bonds.

The instruments that the Fund will principally invest in are set forth below.

•

Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement. The Fund will use futures contracts to achieve its investment objective.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

¡

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risks Associated with the Use of Futures Contracts — The Fund obtains investment exposure through futures contracts. Investing in Futures Contracts may be considered aggressive and may expose the Fund to greater risks than investing directly in securities. Because Futures Contracts often require limited initial investment, the use of Futures Contracts also may expose the Fund to losses in excess of those amounts initially invested. These risks include counterparty risk and liquidity risk (each as discussed below). Any costs associated with using futures contracts will also have the effect of lowering the Fund’s return.

•

Active Management Risk — The performance of actively managed funds reflect, in part, the ability of ProShare Advisors to select investments and make investment decisions that are suited to achieving the Fund’s investment objective. ProShare Advisors’ judgments about the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform the Benchmark or other funds with a similar investment objective and/or strategies.

•

Commodity and Currency Risk — Investments linked to commodity or currency futures contracts can be highly volatile compared to investments in traditional securities and funds holding instruments linked to commodity or currency futures contracts may experience large losses. The value of instruments linked to commodity or currency futures contracts may be affected by changes in overall market movements, commodity or currency benchmarks (as the case may be), volatility, changes in interest rates, or factors affecting a particular industry, commodity or currency. For example, commodity futures contracts may be affected by numerous factors, including drought, floods, fires, weather, livestock disease, pipeline ruptures or spills, embargoes, tariffs and international, economic, political or regulatory developments. In particular, trading in natural gas futures contracts (or other financial instruments linked to natural gas) has been very volatile and can be expected to be very volatile in the future. High volatility may have an adverse impact on the Fund.

•

Commodity Market Risk — The value of Commodity Futures Contracts typically is based upon the price movements of a physical commodity and the market’s expectations for such moves in the future. The prices of Commodity Futures Contracts may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes. An active trading market may not exist for certain commodities. Each of these factors and events could have a significant negative impact on the Fund.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Fixed Income and Market Risk — The fixed income markets (including the U.S. Treasury market) can be volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with these markets may fluctuate dramatically from day-to-day. Fixed income markets are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. These factors may also lead to increased volatility and reduced liquidity in the fixed income markets. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. Further, fixed income securities in the Benchmark may underperform other fixed income investments that track other markets, segments and sectors.

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Foreign Currency Risk — The Fund holds investments that provide exposure to non-U.S. currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and your investment in the Fund may experience losses.

PROSHARES.COM	MANAGED FUTURES STRATEGY ETF ::	5

•

General Risks Related to Commodities, Foreign Currencies and Fixed Income Futures — Futures and futures-related products may be volatile, and certain Futures Contracts often experience sustained periods of high volatility. Price movements of the Futures Contracts included in the Benchmark are influenced by, among other things, changing supply and demand relationships; climate; government, agricultural, trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; crop diseases; the purchasing and marketing programs of different nations; and changes in interest rates. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies.

Furthermore, investments in Futures Contracts are not the same as direct or “spot” investments in the underlying commodity, currency or fixed income reference assets. While prices of swaps, Futures Contracts and other derivatives contracts are, as a rule, related to the prices of an underlying cash market, they are not perfectly correlated and often can perform very differently. It is possible that during certain time periods, the performance of different derivatives contracts may be substantially lower or higher than cash market prices for the underlying commodity or financial asset due to differences in derivatives contract terms or as supply, demand or other economic or regulatory factors become more pronounced in either the cash or derivatives markets.

•

Interest Rate Risk — The Fund will be exposed to interest rate risk. Interest rate risk is the risk that debt securities may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rates are at historically low levels. Thus, the Fund currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board concluded its quantitative easing program. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Benchmark.

•	Long/Short Risk — The Fund seeks long exposure to certain factors and short exposure to certain other factors. There is no guarantee that the returns on the Fund’s long or short positions will produce high, or even positive, returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns.

•

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

•

Market Price Variance Risk — Fund shares are listed for trading on the Bats BZX Exchange and can be bought and sold in the secondary market at market prices. The market price of shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, securities held by the Fund may be traded in markets that close at a different time than the Bats BZX Exchange. Liquidity in such securities may be reduced after the applicable closing times. This may cause wider spreads and larger premium and discounts than would otherwise be the case if the market was open until the close of trading on the Bats BZX Exchange. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings. Given the fact that shares can be created and redeemed in Creation Units, as defined below, ProShare Advisors believes that large discounts or premiums to the value of the Fund’s holdings should not be sustained. The Fund’s investment results are measured based upon the daily net asset value (“NAV”) of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by Authorized Participants creating and redeeming directly with the Fund.

•

Monthly Repositioning Risk — The Fund is designed to potentially capture the economic benefit derived from both rising and declining trends in futures prices. In order to accomplish this, the Fund’s Futures Contract positions are rebalanced and repositioned, either long or short, on a monthly basis. As further described in “Description of the Benchmark,” long positions or short positions in each Futures Contract are determined based on price movements over the past seven months. In volatile markets, this may result in the Futures Contracts frequently being repositioned from long to short and vice versa. If the price movements that caused a particular Futures Contract to be repositioned subsequently reverse themselves, the Fund’s returns will be negatively impacted. For example, if Gold is positioned long for the month of March, and the underlying Futures Contracts decline in price, the Fund will experience losses. Depending on the magnitude of the price decline, Gold may reposition itself to short at month end. If, in April, the market reverses and appreciates in price, Gold will again experience losses, even if the price of Gold futures contracts measured across both months is flat from a performance perspective. Such activity can cause the Fund to lose more, and possibly significantly more, than an investment focused only on long or short positions in the same Futures Contracts.

6	:: MANAGED FUTURES STRATEGY ETF	PROSHARES.COM

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties and, to the extent that the Fund invests in U.S. Treasury securities, the Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event. This makes the performance of the Fund more susceptible to adverse impact from credit risk than a diversified fund might be. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•

Portfolio Turnover Risk — Active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Risks Related to a Managed Futures Strategy — The Fund is an actively managed ETF that seeks to achieve positive returns that are not directly correlated to broad equity or fixed income markets. The Fund uses the S&P® Strategic Futures Index as a performance benchmark. The Benchmark seeks to capture the economic benefit from trends (in either direction) in physical commodities, interest rates and currencies by taking long or short positions in related futures contracts and is based on a quantitative trading strategy.

The Fund takes long or short positions primarily based on the performance trends of the individual components. There can be no assurance that such trends are an accurate indicator of future market movements. In markets without sustained price trends, or markets with significant price movements that quickly reverse, The Fund may suffer significant losses. The Fund’s Benchmark is based on futures prices, not spot prices. Futures can perform very differently from spot prices. The Fund’s exposure to commodity or financial futures markets may subject it to greater volatility than investments in traditional securities, which may adversely affect an investor’s investment in The Fund. Certain index components of The Fund have experienced high volatility in the past.

Certain of these futures contracts are subject to risks related to rolling, which is the process in which The Fund closes out and replaces futures contracts that near expiration with futures contracts with a later expiration. The prices at which The Fund can replace expiring commodity futures contracts or financial futures contracts may be higher or lower in the nearer months than in the more distant months. The pattern of higher futures prices for longer expiration futures contracts is often referred to as “contango.” The pattern of higher futures prices for shorter expiration futures contracts is referred to as “backwardation.” The presence of contango in certain commodity futures contracts or financial futures contracts at the time of rolling would be expected to adversely affect long positions held by The Fund and positively affect short positions held by The Fund. The presence of backwardation would be expected to adversely affect short positions and positively affect long positions.

The Fund is not an index tracking ETF and will seek to enhance its performance by actively selecting investments with varying maturities from the underlying components of the Benchmark. If such strategy fails to produce the intended results, The Fund could underperform the Benchmark or other funds with a similar investment objective and/or strategies.

The Fund will not invest directly in Commodity Futures Contracts. The Fund expects to gain exposure to these investments by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended.

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Rolling Futures Contract Risk — The Fund will invest in and have exposure to Futures Contracts and is subject to risks related to rolling. Rolling occurs when the Fund closes out of a Futures Contract as it nears its expiration and replaces it with a contract that has a later expiration. The Fund does not intend to hold Futures Contracts through expiration, but instead intends to “roll” its futures positions. When the market for these Futures Contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher Futures Contract prices for longer expiration contracts is often referred to as “contango.” Alternatively, when the market for futures contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices for shorter expiration futures contracts is referred to as “backwardation.” Extended periods of contango or backwardation have occurred in the past and can in the future cause significant losses for the Fund. The Advisor will utilize active management techniques to seek to mitigate the negative impact or, in certain cases, benefit from the contango or backwardation present in the various futures contract markets, but there can be no guarantee that it will be successful in doing so.

•

Short Sale Exposure Risk — The Fund will seek “short” exposure through financial instruments such as Futures Contracts, which may cause the Fund to be exposed to certain risks associated with selling securities and other financial instruments short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the

PROSHARES.COM	MANAGED FUTURES STRATEGY ETF ::	7

Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain short exposure through financial instruments such as Futures Contracts or require the Fund to seek short exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining short exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments on the Fund’s short positions will negatively impact the Fund.

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Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

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Valuation Risk — In certain circumstances, portfolio assets may be valued using techniques other than market quotations. The value established for a portfolio asset may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio asset is sold at a discount to its established value.

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Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The

Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.

Management

The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Ryan Dofflemeyer, Portfolio Manager, have jointly and primarily managed the Fund since August 2016 and February 2016, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gain distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly and capital gains, if any, at least annually.

Investment Company Act file number 811-21114

ProShares Trust

7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

© 2016 ProShare Advisors LLC. All rights reserved.	FUT-OCT16 SUPP